Exhibit 99.1

September 25, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

RE: QSGI INC.

We have read the statements that we understand QSGI INC. will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors.  We agree with such statements made regarding our firm.  We have no basis to agree or disagree with other statements made under Item 4.01.

Yours truly,

/s/ RubinBrown LLP